STATEMENT OF INVESTMENTS
BNY Mellon Appreciation Fund, Inc.

September 30, 2019 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.3%
Banks - 3.1%
JPMorgan Chase & Co.	427,640		50,328,952
Capital Goods - 1.7%
United Technologies	207,340		28,306,057
Commercial & Professional Services - 1.1%
Verisk Analytics	114,050		18,035,867
Consumer Durables & Apparel - 3.6%
Hermes International	11,800		8,161,685
LVMH Moet Hennessy Louis Vuitton	72,150		28,720,714
NIKE, Cl. B	228,975		21,505,332
			58,387,731
Consumer Services - 1.9%
McDonald's	147,855		31,745,947
Diversified Financials - 9.5%
American Express	239,925		28,378,329
Berkshire Hathaway, Cl. A	118	[a]	36,796,176
BlackRock	80,355		35,809,402
Intercontinental Exchange	201,470		18,589,637
S&P Global	145,445		35,631,116
			155,204,660
Energy - 5.2%
Chevron	301,595		35,769,167
ConocoPhillips	260,585		14,848,133
Exxon Mobil	488,248		34,475,191
			85,092,491
Food, Beverage & Tobacco - 10.9%
Altria Group	550,895		22,531,606
Anheuser-Busch InBev, ADR	159,950		15,219,243
Nestle, ADR	277,540		30,085,336
PepsiCo	212,025		29,068,628
Philip Morris International	516,050		39,183,677
The Coca-Cola Company	789,575		42,984,463
			179,072,953
Health Care Equipment & Services - 4.9%
Abbott Laboratories	378,675		31,683,737
Intuitive Surgical	42,000	[a]	22,677,060
UnitedHealth Group	118,950		25,850,214
			80,211,011
Household & Personal Products - 3.3%
The Estee Lauder Companies, Cl. A	272,595		54,232,775

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Insurance - 2.6%
Chubb	226,460		36,559,702
The Progressive	80,000		6,180,000
			42,739,702
Materials - 3.5%
Air Products & Chemicals	119,140		26,432,400
Linde	66,720		12,924,998
The Sherwin-Williams Company	33,500		18,420,645
			57,778,043
Media & Entertainment - 14.0%
Alphabet, Cl. C	56,982	[a]	69,461,058
Comcast, Cl. A	1,020,890		46,021,721
Facebook, Cl. A	450,580	[a]	80,239,286
Fox, Cl. A	94,177		2,969,872
The Walt Disney Company	234,970		30,621,290
			229,313,227
Pharmaceuticals Biotechnology & Life Sciences - 5.3%
AbbVie	314,835		23,839,306
Johnson & Johnson	112,865		14,602,474
Novo Nordisk, ADR	487,205	[b]	25,188,499
Roche Holding, ADR	627,925	[b]	22,887,866
			86,518,145
Retailing - 2.8%
Amazon.com	26,010	[a]	45,151,019
Semiconductors & Semiconductor Equipment - 5.4%
ASML Holding	124,160	[b]	30,843,827
Texas Instruments	440,305		56,905,018
			87,748,845
Software & Services - 12.5%
Automatic Data Processing	62,590		10,103,278
Broadridge Financial Solutions	25,000		3,110,750
Mastercard, Cl. A	30,000		8,147,100
Microsoft	837,565		116,446,662
Visa, Cl. A	391,695	[b]	67,375,457
			205,183,247
Technology Hardware & Equipment - 5.6%
Apple	408,800		91,558,936
Transportation - 2.4%
Canadian Pacific Railway	123,115		27,388,163
Union Pacific	73,100		11,840,738
			39,228,901
Total Common Stocks (cost $608,248,912)			1,625,838,509

	1-Day Yield (%)
Investment Companies - ..8%
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $13,334,786)	1.89	13,334,786	[c]	13,334,786
Total Investments (cost $621,583,698)		100.1%		1,639,173,295
Liabilities, Less Cash and Receivables		(.1%)		(1,607,877)
Net Assets		100.0%		1,637,565,418

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At September 30, 2019, the value of the fund’s securities on loan was $61,384,425 and the value of the collateral was $62,340,945, consisting of U.S. Government & Agency securities.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS
BNY Mellon Appreciation Fund, Inc.

September 30, 2019 (Unaudited)

The following is a summary of the inputs used as of September 30, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs		Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities - Common Stocks	1,588,956,110	36,882,399	††	-	1,625,838,509
Investment Companies	13,334,786	-		-	13,334,786

† See Statement of Investments for additional detailed categorizations, if any

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

NOTES

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price

NOTES

is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Board Members (“Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by BNY Mellon under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely

NOTES

manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

At September 30, 2019, accumulated net unrealized appreciation on investments was $1,017,589,597, consisting of 1,020,993,582 gross unrealized appreciation and $3,403,985 gross unrealized depreciation.

At September 30, 2019, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.